RUTH'S HOSPITALITY GROUP


CHRIS STEAK HOUSE

DEUTSCHE BANK CONSUMER CONFERENCE

March 2014

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

1

RUTH'S HOSPITALITY GROUP

DISCLAIMER

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

This document contains "forward-looking statements" that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. These forward-looking statements include all statements other than those made solely with respect to historical facts and include, but are not limited to, statements regarding the Company's financial outlook, objectives, plans and goals. Forward-looking statements frequently are identified by the words "believe," "anticipate," "expect," "estimate," "intend," "project," "will be," "will continue," "will likely result," or other similar words and phrases. Actual results could differ materially from those projected, implied or anticipated by these forward-looking statements. Some of the factors that could cause actual results to differ include: changes in economic conditions and general trends; the loss of key management personnel; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company's franchisees; the Company's ability to protect its name and logo and other proprietary information; the impact of litigation; the restrictions imposed by the Company's Amended and Restated Credit Agreement; and the risk factors or uncertainties identified in the reports the Company files with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 30, 2012 and subsequently filed Quarterly Reports on Form 10-Q, all of which are available on the SEC's website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this press release after the date hereof, whether as a result of new information, future events or otherwise.

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

2

RUTH'S HOSPITALITY GROUP

LEADING RESTAURANT COMPANY FOCUSED ON UPSCALE DINING

RUTH'S CHRIS STEAK HOUSE

- Iconic Upscale Steak House Brand Celebrating 50 Years as Segment Leader in 2015
- Consistently Recognized and Awarded for High Quality Food, Special Occasion Dining, and Customer Service

  Nation's Restaurant News #1 Consumer Picks Survey across all segments three years in a row
- National Footprint with Growing International Presence
- Company and Franchised Locations

MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

- Upscale Casual Seafood Restaurant Founded in 1998
- Acquired by Ruth's Hospitality Group in 2008
- Creative Offerings with High Flavor Profile
- Natural Complement to Steak House Business
- Well Positioned to Take Advantage of Growth in Seafood Consumption

3

RUTH'S HOSPITALITY GROUP

COMPANY TIMELINE





- 1927: Ruth Fertel is born
- 1927: Chris Matulich opens Chris Steak House in New Orleans
- 1965: Ruth Buys Chris Steak House for $18,000



- 1977: First Franchise location opens in Baton Rouge, LA
- 1999: Madison Dearborn acquires Ruth's Chris Steak House

MDP

- 2005: August: Ruth's completes IPO September: Relocates to Florida
- 2006: 100th restaurant opens in Providence, RI
- 2008: Acquires Mitchell's Fish Market and Cameron's and Mitchell's Steak House
- 2008: New leadership team after Mitchell's acquisition
- 2010: Company recapitalized with a $50MM convertible/preferred and rights offering
- 2012: Repurchased Preferred Shares for $60.2MM
- Today: 161 company and franchise restaurants
- Today: Initiated company dividend, and $30MM stock repurchase program

7

RUTH'S HOSPITALITY GROUP

CURRENT RESTAURANT LOCATIONS


RCSH/MFM/MSH
2
1
1
1
13
2
1
1
6
1
1/1
2/4/1
3
3/1
2/4/2
4/2
3
1
1 RI
1/1 CT
4 NJ
6 MD
2 DC
5
1/2
3
1
4
9
3
4
2
3
5
14/4
5

International Sites

San Juan, Puerto Rico (2)
Cancun, Mexico
Cabo San Lucas, Mexico
Toronto, Canada
Mississauga, Canada
Edmonton, Canada
Calgary, Canada
Niagara Falls, Canada
Kaohsiung, Taiwan
Taichung, Taiwan
Taipei, Taiwan
Tokyo, Japan
Queensway, Hong Kong
Kowloon, Hong Kong
Dubai
Aruba
El Salvador
Singapore
Shanghai

	Company-Owned	Mgmt Contract*	Franchise-Owned	Total
Ruths Chris Steak House	63	2	74	139
Mitchell's Fish Market / Steakhouses	22	0	0	22
Total	85	2	74	161

* Includes licensing agreements

RUTH'S CHRIS STEAK HOUSE — MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

5

RUTH'S CHRIS STEAK HOUSE

THE STORY OF RUTH'S CHRIS



- Founded in 1965 from One Location with the Purchase of Chris Steak House in New Orleans by Ruth Fertel
- Made Famous by Serving Sizzling USDA Prime Steaks on 500 - Degree Plates
- Today, *"The Sizzle"* Defines the Brand Attributes of the Company




Ruth's CHRIS STEAKS

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THE SECRET BEHIND THE SIZZLE



Comfortable, Elegant and Classically American



with a Touch of Whimsy



Prepared to Exacting Standards

THE SECRET BEHIND THE SIZZLE



Passionate Hospitality





Uncompromising Service

RUTH'S CHRIS STEAK HOUSE

MAKING MEMORIES ON 500 - DEGREE SIZZLING PLATES



RUTH'S CHRIS STEAK HOUSE

STRATEGIC INITIATIVES

- Focused on Growing Revenues Across our Three Core Segments Through Traffic Before Using Price
  - *Special Occasion*
  - *Business/Corporate*
  - *Core Guests/Regular Customers*
- Using Product Offerings to Broaden Customer Relevance
  - *Ruth's Classics*
  - *Sizzle, Swizzle & Swirl*
  - *Culinary/Beverage Events*
  - *Off - Site Catering*
  - *Private Dining*
  - *Satellite Meetings*
- Selective Use of TV for Brand - Focused Communication
- Re-investing Through Remodels and Relocations


EAT, DRINK, AND BE
HAPPY
WHEN YOU SPEND AN
HOUR
OR TWO AT OUR BAR.
$7 Sizzle, Swizzle & Swirl® Happy Hour
Monday-Friday 4:00-7:00pm | Available at the bar
Enjoy a premium selection of hand-crafted cocktails and delicious menu items like our Barbecued Shrimp and Tenderloin Skewers. All for only $7!
RUTH'S CHRIS STEAK HOUSE

CULINARY/BEVERAGE EVENTS


PENFOLDS
YOU'RE INVITED TO HELP US
UNCORK
FIVE PENFOLDS BOTTLES OVER DINNER, INCLUDING
A NEW BIN.
Don't miss this exclusive unveiling of a new Penfolds BIN.
It's the first in our wine dinner series and your chance to savor
five courses perfectly paired with Penfolds' award-winning wines.
It's a night your palate won't soon forget.
Penfolds BIN Release Five-Course Wine Dinner
Thursday, March 13th, 2014 at 6:30pm
$95 per person, not including tax and gratuity
Reserve your seat today!
RUTH'S CHRIS STEAK HOUSE
To view the menu and reserve your space, visit www.ruthschris.com/promotions/penfoldswinedinner


PRESENTING A
HAND-CRAFTED
5-COURSE DINNER WITH SOME AMAZING
COCKTAILS.
America is the birthplace of the cocktail & our birth city of New Orleans is one of the most important original cocktail cities. So, it is only fitting that we host a national dinner pairing hand-crafted vintage inspired cocktails with 5 delicious courses. Reserve your seat to sip these delicious drinks and learn the stories & legends behind each one!
Thursday, August 22nd, 2013 at 6:30pm
$100 per person, plus tax and gratuity
RUTH'S CHRIS STEAK HOUSE
MOUNT GAY
HENDRICK'S
COINTREAU
HUDSON WHISKEY
REYKA
To view the menu and reserve your space, visit RuthsChris.com/Promotions/CocktailDinner

THE STORY OF MITCHELL'S

- Upscale-casual Seafood Restaurant Founded in 1998 by Cameron Mitchell Restaurants
  - *Acquired by Ruth's Hospitality Group, Inc in 2008*
- 19 Locations in 8 states
  - *All are Company-owned*
- Creative Fresh Seafood with a High Flavor Profile




MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

OUR FRESH APPROACH



Coastal Casual Elegance



World-class Quality Seafood, Fresh Straight to the Table



Inviting Hospitality by Seafood Experts

STRATEGIC INITIATIVES

Earning the Right to Grow

- Improving Consistency of Execution and Unit - Level Economics Before Accelerating Growth
- Broadening Menu Appeal with Innovative Offerings
- Leveraging High Guest Loyalty Building on Significant High - Frequency Base
  - *1/3 of Customers are "Heavy" Users (>8x/yr) Which is Nearly Double That of its Peers*
- Increasing Awareness in "Non-legacy" Markets Through Local Marketing and Emerging Digital Media Tactics
- Applying Ruth's Chris Expertise to Increase Banquet and Corporate Dining





RUTH'S HOSPITALITY GROUP

Financial Highlights

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISHMARKET SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

Unique Business Model Allows for Disciplined Growth

Franchisee – Owned Growth

- Capitalize on Strong Mix of Legacy and Proven Hospitality Partners
- 30 Franchisees Operating in 22 States and 9 Countries
- Provides Approximately $15-$16 Million in Annual Royalty Fees
- Allows System Growth Without Additional Company Capital
- 4 New Locations in 2013 (Las Vegas, Puerto Rico, Chattanooga, China - Shanghai)
- 1 New Location Opened in Boise, ID in Q1 2014, 3 Additional Targeted for Remainder of Year
- 12 Commitments in 2015 - 2017

Company – Owned Growth

- Largely Focused on New US Markets
- Leverage Existing Management Infrastructure
- Seeking Above - Average AUV's / Margins
- Disciplined Deployment of Capital for Relocations and New Construction
- 1 Restaurant in 2013 (Houston)
- 4 Restaurants in 2014 (Denver, Gaithersburg, Marina del Rey, Dallas)

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISHMARKET SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

CONSISTENT REVENUE AND TRAFFIC GROWTH

($ in millions)



Pro-Forma Sales
Company
Franchise
$616MM
$537MM
$567MM
$602MM
$640MM
$683MM
-13.8%
8.8%
8.4%
9.0%
8.8%
-12.3%
3.7%
4.7%
4.4%
5.1%
$500.0
$250.0
$0.0
2008
2009
2010
2011
2012[1]
2013

Full Year Location Count:	2008	2009	2010	2011	2012[1]	2013
Company	88	86	87	85	86	85
Franchise[2]	64	66	67	68	72	75

1) FY 2012 excludes 53rd week
2) Franchise count excludes one location in Cherokee, NC under management contract

RUTH'S HOSPITALITY GROUP

CONSISTENT REVENUE AND TRAFFIC GROWTH

- Encouraging Same Store Sales Trends Continue
  - 15th Consecutive Quarter of Positive Comparable Sales Growth at Ruth's Chris Steak House
  - New Management Driving Improved Trends at Mitchell's Fish Market



Year/Year Change in Comp Store Sales
RCSH
MFM
2.9%
4.9%
9.2%
5.2%
5.8%
2.6%
7.7%
3.7%
6.0%
5.9%
5.4%
6.6%
4.6%
4.2%
5.5%
0.9%
-2.8%
-2.1%
-2.7%
1.4%
-0.7%
0.4%
0.0%
2.3%
4.6%
3.4%
1.5%
-1.4%
-1.4%
2.6%
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13

RUTH'S HOSPITALITY GROUP

CONSISTENT GROWTH OF EBITDA

($ in millions)


Adjusted EBITDA
$38MM
$36MM
$40MM
$41MM
$45MM
+12%
$51MM
2008
2009
2010
2011
2012
2013

1) Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, loss on impairment, and restructuring benefits/expenses.

For a reconciliation of adjusted EBITDA, a non-GAAP financial measure, to net income, see the reconciliation tables furnished as Exhibit 99.2 to our current report on form 8-k.

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

19

RUTH'S HOSPITALITY GROUP

RETURNING CAPITAL AS PART OF INCREASING INVESTOR VALUE

($ in millions)


RHGI Debt Balance
$160MM
$126M
$51MM
$22MM
$45MM
-58%
$19MM
2008
2009
2010
2011
2012
2013

- Current $100M Credit Line ($50MM Accordion) Valid Until 2017
- 2012 Debt Balance Affected by $60.2MM Repurchase of Preferred Shares
- Authorized $4.3MM in Dividend Payments in 2013

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

20

RUTH'S HOSPITALITY GROUP

SHAREHOLDER RETURN MATRIX

Multiple Levers to Drive Shareholder Returns

1. Grow Sales Through Traffic
2. Manage Margins
3. Leverage our Infrastructure
4. Find Great Real Estate: 3-5 new Restaurants per Year
5. Acquire Franchise Territory at Attractive Prices
6. Pay a Dividend
7. Return Excess Capital Through Debt Repayment and Buybacks

Maintain Healthy Core

Disciplined Growth

Return Excess Capital

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISHMARKET SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

SOLID FINANCIAL RESULTS IN 2013

- Total Revenues Grew 2.7% to $406.6MM
- *RCSH Comparable Sales Increased 5.3%*
  - *Traffic Increased 3.2%, Average Check Increased 2.1%*

  MFM Comparable Sales Increased 0.3%
  - *Traffic decreased 1.6%, Average check increased 2.0%*

- Non - GAAP Pro Forma Net Income Available to Preferred and Common Shareholders Increased from $19.2MM to $24.9MM
- *Net Margin Increased from 4.8% to 6.1%*
- *Non-GAAP Diluted EPS Increased from $0.55 to $0.70 Per Share*

- Affirmed our Commitment to Increasing Investor Value by Initiating a Quarterly Cash Dividend Payment of $0.04 Per Share and a $30MM Share Repurchase Program

For a reconciliation of non GAAP pro forma net income and net margin, each of which is a non GAAP financial measure, to net income, see the reconciliation tables furnished as Exhibit 99.2 to our current report on Form 8-k.

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISHMARKET SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

INVESTMENT SUMMARY



- Proven Business Model for Almost 50 Years
  - *Stable Franchise Base Generates Steady and Profitable Revenue Stream*
- Consistent Traffic and Revenue Growth
- Improved Capital Structure
- Multiple Levers to Drive Shareholder Return
  - *Manage our Core Business*
  - *Disciplined Growth*
  - *Multiple Options to Return Excess Capital*
    - Dividends
    - Debt Repayment
    - Stock Repurchase

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET